VIP SA1 07/23

SUPPLEMENT DATED JULY 10, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023

OF

FRANKLIN ALLOCATION VIP FUND

FRANKLIN DYNATECH VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

I. All references to "The Bank of New York Mellon" under the heading "Policies and Procedures Regarding the Release of Portfolio Holdings" are removed.

II. The following replaces in its entirety the "Custodian" section under "Management and Other Services”:

Custodian JPMorgan Chase Bank, at its principal office at 270 Park Avenue, New York, NY 10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund’s securities and assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, Illinois, 60523, acts as the custodian of the Strategic Income Fund's marketplace loans.

Please keep this supplement with your SAI for future reference.